                                                                  EXHIBIT 99.1

                         COMPOSITION OF THE RECEIVABLES
                               2002-A INITIAL CUT
                                     2/21/02

                                                        NEW                         USED                        TOTAL
                                                        ---                         ----                        -----
Aggregate Principal Balance                      $254,486,911.99                 $545,512,844.51           $799,999,756.50

Number of Receivables in Pool                     12,401                          35,861                    48,262

Percent of Pool by Principal Balance              31.81%                          68.19%                   100.00%

Average Principal Balance                        $20,521.48                      $15,211.87                $16,576.18
  Range of Principal Balances               ($265.11 to $55,800.24)             ($324.51 to $58,794.55)

Weighted Average APR                              16.32%                          18.15%                   17.57%
  Range of APRs                                 (8.42% to 26.00%)               (8.90% to 29.00%)

Weighted Average Remaining Term                   66                              61                       63
  Range of Remaining Terms                      (3 to 72 months)                (3 to 72 months)

Weighted Average Original Term                    68                              63                       64
  Range of Original Terms                       (12 to 72 months)               (12 to 72 months)

----------
(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.

          DISTRIBUTION OF THE RECEIVABLES BY APR AS OF THE CUTOFF DATE

                  Aggregate Principal
                  Balance as of Cutoff   Percent of Aggregate     Number of      Percent of Number of
APR Range (1)     Date                   Principal Balance (2)    Receivables    Receivables (2)
-------------     --------------------   ---------------------    -----------    --------------------
  8.000%-8.999%           451,231.76                     0.06%             20                   0.04%
  9.000%-9.999%         8,541,858.50                     1.07%            384                   0.80%
10.000%-10.999%        12,263,932.83                     1.53%            550                   1.14%
11.000%-11.999%        14,457,073.20                     1.81%            667                   1.38%
12.000%-12.999%        34,542,638.40                     4.32%          1,692                   3.51%
13.000%-13.999%        35,921,274.03                     4.49%          1,752                   3.63%
14.000%-14.999%        53,218,998.98                     6.65%          2,680                   5.55%
15.000%-15.999%        80,234,137.01                    10.03%          4,156                   8.61%
16.000%-16.999%        96,723,862.81                    12.09%          5,169                  10.71%
17.000%-17.999%       154,379,547.84                    19.30%          9,286                  19.24%
18.000%-18.999%        88,487,987.50                    11.06%          5,807                  12.03%
19.000%-19.999%        70,706,548.66                     8.84%          4,665                   9.67%
20.000%-20.999%        66,253,370.23                     8.28%          4,809                   9.96%
21.000%-21.999%        44,293,559.22                     5.54%          3,367                   6.98%
22.000%-22.999%        21,376,412.47                     2.67%          1,697                   3.52%
23.000%-23.999%        12,695,363.64                     1.59%          1,076                   2.23%
24.000%-24.999%         4,654,078.21                     0.58%            411                   0.85%
25.000%-25.999%           519,673.22                     0.06%             46                   0.10%
26.000%-26.999%           194,368.04                     0.02%             19                   0.04%
27.000%-27.999%            36,611.88                     0.00%              3                   0.01%
28.000%-28.999%            29,723.37                     0.00%              4                   0.01%
29.000%-29.999%            17,504.70                     0.00%              2                   0.00%
                  -------------------                ----------    ----------                  ------

TOTAL                 $799,999,756.50                  100.00%         48,262                 100.00%

----------
(1) Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.

(2) Percentages may not add to 100% because of rounding.

        DISTRIBUTION OF THE RECEIVABLES BY GEOGRAPHIC LOCATION OF OBLIGOR


                  Aggregate Principal
                  Balance as of Cutoff   Percent of Aggregate       Number of         Percent of Number of
State             Date                   Principal Balance (1)      Receivables       Receivables (1)
---------         --------------------   ---------------------      -----------       --------------------
Alabama               13,436,258.38                      1.68%              806                  1.67%
Arizona               27,742,447.43                      3.47%            1,611                  3.34%
California           117,164,613.49                     14.65%            6,527                 13.52%
Colorado               9,696,514.99                      1.21%              588                  1.22%
Connecticut            9,069,872.40                      1.13%              601                  1.25%
Delaware               2,746,188.04                      0.34%              184                  0.38%
DC                     1,854,577.42                      0.23%              113                  0.23%
Florida               71,961,974.17                      9.00%            4,330                  8.97%
Georgia               31,572,367.49                      3.95%            1,837                  3.81%
Hawaii                 1,022,452.76                      0.13%               61                  0.13%
Idaho                  1,889,056.86                      0.24%              134                  0.28%
Illinois              27,404,030.03                      3.43%            1,683                  3.49%
Indiana               12,165,900.37                      1.52%              800                  1.66%
Iowa                   3,514,503.43                      0.44%              225                  0.47%
Kansas                 7,494,267.60                      0.94%              455                  0.94%
Kentucky              11,222,774.44                      1.40%              734                  1.52%
Louisiana             13,760,363.60                      1.72%              767                  1.59%
Maine                  2,880,678.13                      0.36%              213                  0.44%
Maryland              19,301,080.78                      2.41%            1,109                  2.30%
Massachusetts         10,721,726.05                      1.34%              722                  1.50%
Michigan              19,649,482.35                      2.46%            1,233                  2.55%
Minnesota             10,106,724.33                      1.26%              644                  1.33%
Mississippi            5,633,138.14                      0.70%              343                  0.71%
Missouri               9,317,253.02                      1.16%              605                  1.25%
Nebraska               2,147,709.64                      0.27%              137                  0.28%
Nevada                10,834,829.75                      1.35%              602                  1.25%
New Hampshire          2,074,323.54                      0.26%              152                  0.31%
New Jersey            22,365,302.81                      2.80%            1,385                  2.87%
New Mexico             5,664,662.18                      0.71%              351                  0.73%
New York              33,190,403.02                      4.15%            2,123                  4.40%
North Carolina        21,991,535.60                      2.75%            1,320                  2.74%
Ohio                  28,883,910.78                      3.61%            1,911                  3.96%
Oklahoma               9,020,607.62                      1.13%              575                  1.19%
Oregon                 3,940,118.62                      0.49%              259                  0.54%
Pennsylvania          33,973,695.19                      4.25%            2,221                  4.60%
Rhode Island           3,021,419.90                      0.38%              206                  0.43%
South Carolina         7,959,871.11                      0.99%              503                  1.04%
Tennessee             11,540,885.21                      1.44%              694                  1.44%
Texas                111,665,004.76                     13.96%            6,305                 13.06%
Utah                   3,238,923.68                      0.40%              216                  0.45%
Vermont                1,391,650.86                      0.17%               99                  0.21%
Virginia              18,227,020.19                      2.28%            1,128                  2.34%
Washington            11,044,021.74                      1.38%              671                  1.39%
West Virginia          4,766,150.71                      0.60%              318                  0.66%
Wisconsin              8,512,690.25                      1.06%              559                  1.16%
Other (2)              3,216,773.64                      0.40%              202                  0.42%
                  -----------------                   ---------          -------               --------
TOTAL              $ 799,999,756.50                     100.00%           48,262                100.00%

----------
(1)  Percentages may not add to 100% because of rounding.
(2)  States with principal balances less than $1,000,000.